Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group










Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder RREEF Real Estate Securities Fund, a series of Scudder RREEF Securities Trust, on Form N-CSR of the Scudder RREEF Real Estate Securities Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                             /s/Julian Sluyters
                                              Julian Sluyters
                                              Chief Executive Officer
                                              RREEF Real Estate Securities
                                              Fund, a series of Scudder
                                              RREEF Securities Trust

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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group










Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder RREEF Real Estate Securities Fund, a series of Scudder RREEF Securities Trust, on Form N-CSR of the Scudder RREEF Real Estate Securities Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                               /s/Paul Schubert
                                                Paul Schubert
                                                Chief Financial Officer
                                                RREEF Real Estate Securities
                                                Fund, a series of Scudder
                                                RREEF Securities Trust